Exhibit 32.1

CERTIFICATION PURSUANT TO

  18 U.S.C. SECTION 1350

 AS ADOPTED PURSUANT TO

 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SPK Acquisition Corp. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2022, as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: November 14, 2022
	By:	/s/ Sophie Ye Tao
Sophie Ye Tao

Chief Executive Officer
(Principal Executive Officer)

Date: November 14, 2022
	By:	/s/ Philip Chun-Hun Kwan
Philip Chun-Hun Kwan
Chief Financial officer
(Principal Financial and Accounting Officer)